CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in this Registration Statement on Form SB-2 of our report dated March 23, 2004, relating to the financial statements of Halozyme Therapeutics, Inc., and to the reference to our Firm under the caption “Experts” in the Prospectus.

/s/ CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
April 23, 2004

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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in this Registration Statement on Form SB-2 of our report dated January 7, 2004, relating to the financial statements of DeliaTroph Pharmaceuticals, Inc., and to the reference to our Firm under the caption “Experts” in the Prospectus.

                                                                                                                                                      /s/ CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
April 23, 2004